UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 3, 2014
Date of report (Date of earliest event reported)

Valmont Industries, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31429	47-0351813
(Commission File Number)	(IRS Employer Identification No.)

One Valmont Plaza
Omaha, NE	68154
(Address of Principal Executive Offices)	(Zip Code)

(402) 963-1000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)  On June 3, 2014, Timothy Francis joined Valmont Industries, Inc. as Vice President, Controller and Chief Accounting Officer.  Mr. Francis, age 37, served as Chief Financial Officer of Burlington Capital Group LLC (“BCG”) and America First Multifamily Investors, L.P. (“ATAX”), a NASDAQ listed Limited Partnership in which BCG serves as the General Partner, from January 2012 to May 2014.  He was a certified public accountant with Deloitte & Touche LLP from January 2001 to January 2012, last serving as Senior Audit Manager.  He holds a Masters of Professional Accountancy and a BSBA (Accounting Emphasis) from the University of Nebraska.

Information with respect to Mr. Francis’ compensation is set forth on Exhibit 99.1, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

99.1	Timothy Francis Compensation Summary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valmont Industries, Inc.
Date: June 4, 2014
By: /s/ Mark Jaksich
Name: Mark Jaksich
Title: Executive Vice President and
Chief Financial Officer

EXHIBITS

Exhibit No.	Description
99.1	Timothy Francis Compensation Summary